10f-3 Transactions Summary*
* Evergreen Compliance Department has on file a checklist signed by the portfolio manager and a compliance manager stating that the transaction fully complies with the conditions of Rule 10f-3 of the Investment Company Act of 1940.

Fund
North Carolina Municipal Bond Fund
Security
Raleigh-Durham Airport Authority Airport Revenue Bonds
Ser 2007
Advisor
EIMCO
Transaction
 Date
5/16/07
Cost
"$3,000,000"
Offering Purchase
1.00%
Broker
Citigroup Global
Underwriting
Syndicate
Members
Lehman Brothers
"Banc of America Securities, LLC"
"Morgan Keegan and Co., Inc. "
"Wachovia Bank, National Association"

Fund
North Carolina Municipal Bond Fund
Security
Retirement Facilities First Mortgage Refunding Revenue
Bonds
"(The Forest at Duke), Series 2007"
North Carolina Medical Care
Commission
Advisor
EIMCO
Transaction															Date																6/28/07
Cost
"$2,750,000"
Offering Purchase
0.90%
Broker
Ziegler Capital Mkts
Underwriting
Syndicate
Members
"Wachovia Bank, N.A. "


Fund
High Income Municipal Bond Fund
Security
"Parish of St. John the Baptist, State of Louisiana Revenue
Bond"
"Marathon Oil Corporation Projection, Series 2007A"
Advisor
EIMCO
Transaction
 Date
6/19/07
Cost
"$2,500,000"
Offering Purchase
0.25%
Broker
LaSalle Financial
Underwriting
Syndicate
Members
"Citigroup Global Markets, Inc."
Comerica Securities
"Deutsche Bank Securities, Inc."
"Wachovia Bank, N.A."


Fund
North Carolina Municipal Bond Fund
Security
"Health System Revenue Bonds, Series 2007"
North Carolina  Medical Care
Commission
Advisor
EIMCO
Transaction
 Date
1/22/07
Cost
"$17,011,256"
Offering Purchase
6.50%
Broker
Banc of America Securities LLC
Underwriting
Syndicate
Members
Citigroup Global Markets
"Suntrust Capital Markets, Inc."
"Wachovia Bank, National Association"


Fund
South Carolina Municipal Bond Fund
Security
Kershaw County Public Schools Foundation
Advisor
EIMCO
Transaction
 Date
6/2/2006
Cost
"$13,740,000 "
Offering Purchase
11.12%
Broker
Banc of America Securities LLC
Underwriting
Wachovia Securities